LOANS	12 Months Ended
Dec. 31, 2016
Loans [Abstract]
LOANS (excluding covered loans)
Loans and Leases

First Financial offers clients a variety of commercial and consumer loan and lease products with various interest rates and payment terms. Lending activities are primarily concentrated in states where the Bank currently operates banking centers (Ohio, Indiana and Kentucky). Additionally, First Financial has two national lending platforms, one that provides equipment and leasehold improvement financing for franchisees in the quick service and casual dining restaurant sector and another that provides loans secured by commissions and cash collateral accounts primarily to insurance agents and brokers. Commercial loan categories include C&I, commercial real estate, construction real estate and lease financing. Consumer loan categories include residential real estate, home equity, installment and credit card.

Purchased impaired loans. Loans accounted for under FASB ASC Topic 310-30, Loans and Debt Securities Acquired with Deteriorated Credit Quality, are referred to as purchased impaired loans. First Financial accounts for the majority of loans acquired in FDIC transactions as purchased impaired loans, except for loans with revolving privileges, which are outside the scope of FASB ASC Topic 310-30, and loans for which cash flows could not be estimated, which are accounted for under the cost recovery method. Purchased impaired loans include loans previously covered under loss sharing agreements as well as loans that remain subject to FDIC loss sharing coverage.

Purchased impaired loans are not classified as nonperforming assets as the loans are considered to be performing under FASB ASC Topic 310-30. Therefore, interest income, through accretion of the difference between the carrying value of the loans and the expected cash flows (accretable difference) is recognized on all purchased impaired loans. First Financial had purchased impaired loans totaling $138.0 million and $191.6 million, at December 31, 2016 and 2015, respectively. The outstanding balance of all purchased impaired loans, including all contractual principal, interest, fees and penalties, was $151.1 million and $213.3 million as of December 31, 2016 and December 31, 2015, respectively. These balances exclude contractual interest not yet accrued.

For more information on First Financial's accounting for purchased impaired loans, see Note 1 - Summary of Significant Accounting Policies.

Changes in the carrying amount of accretable difference for purchased impaired loans for the years ended December 31 were as follows:

(Dollars in thousands)	2016	2015	2014
Balance at beginning of year	$64,857	$106,622	$133,671
Reclassification from non-accretable difference	4,606	1,075	23,216
Accretion	(14,429)	(21,544)	(33,730)
Other net activity (1)	(8,251)	(21,296)	(16,535)
Balance at end of year	$46,783	$64,857	$106,622
 (1)  Includes the impact of loan repayments and charge-offs.

First Financial regularly reviews its forecast of expected cash flows for purchased impaired loans. The Company recognized reclassifications from nonaccretable to accretable difference of $4.6 million during 2016, $1.1 million during 2015 and $23.2 million during 2014 due to changes in the cash flow expectations related to certain loan pools. These reclassifications can result in impairment and provision expense in the current period or yield adjustments on the related loan pools on a prospective basis.

Covered loans. Loans acquired in FDIC-assisted transactions covered under loss sharing agreements whereby the FDIC will reimburse First Financial for the majority of any losses incurred are referred to as covered loans. Pursuant to the terms of the loss sharing agreements, covered loans are subject to a stated loss threshold whereby the FDIC will reimburse First Financial for 80% of losses up to a stated loss threshold and 95% of losses in excess of the threshold. These loss sharing agreements provide for partial loss protection on single-family, residential loans for a period of ten years and First Financial is required to share any recoveries of previously charged-off amounts for the same time period, on the same pro-rata basis with the FDIC. All other loans are provided loss protection for a period of five years and recoveries of previously charged-off amounts must be shared with the FDIC for an additional three year period, again on the same pro-rata basis.

The Company's loss sharing agreements with the FDIC related to non-single family assets expired effective October 1, 2014, and the ten year period of loss protection on all other covered loans and covered OREO expires October 1, 2019. The three year period for sharing recoveries on non-single family loans expires on October 1, 2017. Covered loans totaled $93.1 million as of December 31, 2016 and $113.3 million as of December 31, 2015.

Credit quality. To facilitate the monitoring of credit quality for commercial loans, and for purposes of determining an appropriate ALLL, First Financial utilizes the following categories of credit grades:

Pass - Higher quality loans that do not fit any of the other categories described below.

Special Mention - First Financial assigns a special mention rating to loans and leases with potential weaknesses that deserve management's close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or lease or in First Financial's credit position at some future date.

Substandard - First Financial assigns a substandard rating to loans or leases that are inadequately protected by the current sound financial worth and paying capacity of the borrower or of the collateral pledged, if any. Substandard loans and leases have well-defined weaknesses that jeopardize repayment of the debt. Substandard loans and leases are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not addressed.

Doubtful - First Financial assigns a doubtful rating to loans and leases with all the attributes of a substandard rating with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. The possibility of loss is extremely high, but because of certain important and reasonably specific pending factors that may work to the advantage and strengthening of the credit quality of the loan or lease, its classification as an estimated loss is deferred until its more exact status may be determined. Pending factors include proposed merger, acquisition or liquidation procedures, capital injection, perfecting liens on additional collateral and refinancing plans.

The credit grades described above, which are derived from standard regulatory rating definitions, are assigned upon initial approval of credit to borrowers and updated periodically thereafter.

First Financial considers repayment performance as the best indicator of credit quality for consumer loans. Consumer loans that have principal and interest payments that are past due by 90 days or more are generally classified as nonperforming. Additionally, consumer loans that have been modified in a TDR are classified as nonperforming.

Commercial and consumer credit exposure by risk attribute was as follows:

	As of December 31, 2016
		Real Estate
(Dollars in thousands)	Commercial and industrial	Construction	Commercial	Lease financing	Total
Pass	$1,725,451	$398,155	$2,349,662	$92,540	$4,565,808
Special Mention	18,256	1,258	15,584	108	35,206
Substandard	38,241	21	62,331	460	101,053
Doubtful	0	0	0	0	0
Total	$1,781,948	$399,434	$2,427,577	$93,108	$4,702,067

	Residential real estate	Home Equity	Installment	Credit card	Total
Performing	$491,380	$456,314	$50,202	$43,408	$1,041,304
Nonperforming	9,600	4,074	437	0	14,111
Total	$500,980	$460,388	$50,639	$43,408	$1,055,415

	As of December 31, 2015
		Real Estate
(Dollars in thousands)	Commercial and industrial	Construction	Commercial	Lease financing	Total
Pass	$1,596,415	$310,806	$2,179,701	$93,236	$4,180,158
Special Mention	27,498	128	19,903	0	47,529
Substandard	39,189	778	58,693	750	99,410
Doubtful	0	0	0	0	0
Total	$1,663,102	$311,712	$2,258,297	$93,986	$4,327,097

	Residential real estate	Home equity	Installment	Credit card	Total
Performing	$503,317	$461,188	$41,253	$41,217	$1,046,975
Nonperforming	8,994	5,441	253	0	14,688
Total	$512,311	$466,629	$41,506	$41,217	$1,061,663

Delinquency. Loans are considered past due or delinquent when the contractual principal or interest due in accordance with the terms of the loan agreement or any portion thereof remains unpaid after the due date of the scheduled payment.

Loan delinquency, including nonaccrual loans, was as follows:

	As of December 31, 2016
(Dollars in thousands)	30 – 59 days past due	60 – 89 days past due	> 90 days past due	Total past due	Current	Subtotal	Purchased impaired	Total	> 90 days past due and still accruing
Loans
Commercial and industrial	$1,257	$208	$1,339	$2,804	$1,773,939	$1,776,743	$5,205	$1,781,948	$0
Lease financing	137	0	115	252	92,856	93,108	0	93,108	0
Construction real estate	0	0	0	0	398,877	398,877	557	399,434	0
Commercial real estate	777	134	5,589	6,500	2,339,327	2,345,827	81,750	2,427,577	2,729
Residential real estate	821	37	2,381	3,239	450,631	453,870	47,110	500,980	0
Home equity	195	145	1,776	2,116	456,143	458,259	2,129	460,388	0
Installment	24	1	258	283	49,058	49,341	1,298	50,639	0
Credit card	457	177	142	776	42,632	43,408	0	43,408	142
Total	$3,668	$702	$11,600	$15,970	$5,603,463	$5,619,433	$138,049	$5,757,482	$2,871

	As of December 31, 2015
(Dollars in thousands)	30 - 59 days past due	60 - 89 days past due	> 90 days past due	Total past due	Current	Subtotal	Purchased impaired	Total	> 90 days past due and still accruing
Loans
Commercial and industrial	$2,255	$2,232	$1,937	$6,424	$1,648,902	$1,655,326	$7,776	$1,663,102	$0
Lease financing	641	155	122	918	93,068	93,986	0	93,986	0
Construction real estate	0	17	0	17	310,872	310,889	823	311,712	0
Commercial real estate	2,501	913	7,421	10,835	2,124,290	2,135,125	123,172	2,258,297	0
Residential real estate	1,220	239	2,242	3,701	451,907	455,608	56,703	512,311	0
Home equity	696	248	2,830	3,774	461,647	465,421	1,208	466,629	0
Installment	197	111	48	356	39,206	39,562	1,944	41,506	0
Credit card	279	147	108	534	40,683	41,217	0	41,217	108
Total	$7,789	$4,062	$14,708	$26,559	$5,170,575	$5,197,134	$191,626	$5,388,760	$108

Nonaccrual. Loans are classified as nonaccrual when, in the opinion of management, collection of principal or interest is doubtful or when principal or interest payments are 90 days or more past due. Generally, loans are classified as nonaccrual due to the continued failure to adhere to contractual payment terms by the borrower coupled with other pertinent factors, such as, insufficient collateral value. The accrual of interest income is discontinued and previously accrued, but unpaid interest is reversed when a loan is classified as nonaccrual. Any payments received while a loan is on nonaccrual status are applied as a reduction to the carrying value of the loan. A loan may be returned to accrual status if collection of future principal and interest payments is no longer doubtful.

Purchased impaired loans are classified as performing, even though they may be contractually past due, as any nonpayment of contractual principal or interest is considered in the periodic re-estimation of expected cash flows and is included in the resulting recognition of current period covered loan loss provision or prospective yield adjustments.

Troubled debt restructurings. A loan modification is considered a TDR when two conditions are met: 1) the borrower is experiencing financial difficulty and 2) concessions are made by the Company that would not otherwise be considered for a borrower with similar credit characteristics. The most common types of modifications include interest rate reductions, maturity extensions and modifications to principal amortization including interest only structures. Modified terms are dependent upon the financial position and needs of the individual borrower. If the modification agreement is violated, the loan is managed by the Company’s credit administration group for resolution, which may result in foreclosure in the case of real estate.

TDRs are generally classified as nonaccrual for a minimum period of six months and may qualify for return to accrual status once they have demonstrated sustained performance with the restructured terms of the loan agreement.

First Financial had 247 TDRs totaling $35.4 million at December 31, 2016, including $30.2 million of loans on accrual status and $5.1 million of loans classified as nonaccrual. First Financial has $0.9 million of commitments outstanding to lend additional funds to borrowers whose loan terms have been modified in TDRs as of December 31, 2016. At December 31, 2016, the ALLL included reserves of $1.9 million related to TDRs and approximately $22.6 million of the accruing TDRs have been performing in accordance with the restructured terms for more than one year. For the year ended December 31, 2016, First Financial charged off $0.5 million for the portion of TDRs modified during the year.

First Financial had 271 TDRs totaling $38.2 million at December 31, 2015, including $28.9 million of loans on accrual status and $9.3 million of loans classified as nonaccrual. First Financial had $1.8 million of commitments outstanding to lend additional funds to borrowers whose loan terms have been modified in TDRs as of December 31, 2015. At December 31, 2015, the ALLL included reserves of $6.3 million related to TDRs and approximately $10.3 million of the accruing TDRs had been performing in accordance with the restructured terms for more than one year. For the year ended December 31, 2015, First Financial charged off $2.7 million for the portion of TDRs modified during the year.

First Financial had 262 TDRs totaling $28.2 million at December 31, 2014, including $15.9 million of loans on accrual status and $12.3 million of loans classified as nonaccrual. First Financial had an insignificant amount of commitments outstanding to lend additional funds to borrowers whose loan terms have been modified in TDRs as of December 31, 2014. At December 31, 2014, the ALLL included reserves of $3.7 million related to TDRs and approximately $10.5 million of the accruing TDRs had been performing in accordance with the restructured terms for more than one year. For the year ended December 31, 2014, First Financial charged off $1.0 million for the portion of TDRs modified during the year.

The following table provides information on loan modifications classified as TDRs during the years ended December 31, 2016, 2015 and 2014:

	Years ended December 31,
	2016			2015			2014
(Dollars in thousands)	Number of loans	Pre-modification loan balance	Period end balance	Number of loans	Pre-modification loan balance	Period end balance	Number of loans	Pre-modification loan balance	Period end balance
Commercial and industrial	18	$3,402	$3,508	33	$9,035	$8,203	24	$5,282	$4,256
Construction real estate	0	0	0	0	0	0	0	0	0
Commercial real estate	16	5,200	4,752	18	20,249	16,474	16	5,235	3,937
Residential real estate	5	840	787	10	1,292	1,238	31	1,767	1,516
Home equity	5	165	156	25	2,859	2,221	36	1,977	1,036
Installment	3	9	9	10	97	97	8	47	29
Total	47	$9,616	$9,212	96	$33,532	$28,233	115	$14,308	$10,774

The following table provides information on how TDRs were modified during the years ended December 31, 2016, 2015 and 2014:

	Years Ended December 31,
(Dollars in thousands)	2016	2015	2014
Extended maturities	$2,571	$12,883	$6,961
Adjusted interest rates	0	0	299
Combination of rate and maturity changes	3,046	1,244	991
Forbearance	88	260	373
Other (1)	3,507	13,846	2,150
Total	$9,212	$28,233	$10,774
(1) Other includes covenant modifications and other concessions or combination of concessions that do not consist of interest rate adjustments, forbearance and maturity extensions.

First Financial considers repayment performance as an indication of the effectiveness of the Company's loan modifications. Borrowers that are 90 days or more past due on any principal or interest payments for a TDR, or who prematurely terminate a restructured loan agreement without paying off the contractual principal balance (for example, in a deed-in-lieu arrangement), are considered to be in payment default of the terms of the TDR agreement.

For the twelve months ended December 31, 2016, 2015 and 2014, there were four, ten and nine TDRs, respectively, with balances of $0.3 million, $1.6 million and $0.4 million, respectively, for which there was a payment default during the period that occurred within twelve months of the loan modification.

Impaired loans. Loans classified as nonaccrual and loans modified as TDRs are considered impaired. The following table provides information on impaired loans, excluding purchased impaired loans, as of December 31:

(Dollars in thousands)	2016	2015	2014
Impaired loans
Nonaccrual loans (1)
Commercial and industrial	$2,419	$8,405	$6,627
Lease financing	195	122	0
Construction real estate	0	0	223
Commercial real estate	6,098	9,418	27,969
Residential real estate	5,251	5,027	7,241
Home equity	3,400	4,898	5,958
Installment	367	127	451
Total nonaccrual loans	17,730	27,997	48,469
Accruing troubled debt restructurings	30,240	28,876	15,928
Total impaired loans	$47,970	$56,873	$64,397

Interest income effect
Gross amount of interest that would have been recorded under original terms	$2,848	$3,595	$3,581
Interest included in income
Nonaccrual loans	375	475	537
Troubled debt restructurings	876	682	456
Total interest included in income	1,251	1,157	993
Net impact on interest income	$1,597	$2,438	$2,588

Commitments outstanding to borrowers with nonaccrual loans	$0	$1	$0
(1) Nonaccrual loans include nonaccrual TDRs of $5.1 million, $9.3 million and $12.3 million as of December 31, 2016, 2015 and 2014, respectively.

First Financial individually reviews all impaired commercial loan relationships greater than $250,000, as well as consumer loan TDRs greater than $100,000, to determine if a specific allowance is necessary based on the borrower’s overall financial condition, resources, payment record, support from guarantors and the realizable value of any collateral. Specific allowances are based on discounted cash flows using the loan's initial effective interest rate or the fair value of the collateral for certain collateral dependent loans.

First Financial's investment in impaired loans, excluding purchased impaired loans, is as follows:

	December 31, 2016			December 31, 2015
(Dollars in thousands)	Current balance	Contractual principal balance	Related allowance	Current balance	Contractual principal balance	Related allowance
Loans with no related allowance recorded
Commercial and industrial	$12,134	$12,713	$0	$16,418	$17,398	$0
Lease financing	195	195	0	122	122	0
Construction real estate	0	0	0	0	0	0
Commercial real estate	12,232	14,632	0	16,301	20,479	0
Residential real estate	8,412	9,648	0	7,447	8,807	0
Home equity	3,973	5,501	0	5,340	7,439	0
Installment	437	603	0	253	276	0
Total	37,383	43,292	0	45,881	54,521	0

Loans with an allowance recorded
Commercial and industrial	1,069	1,071	550	993	1,178	357
Lease financing	0	0	0	0	0	0
Construction real estate	0	0	0	0	0	0
Commercial real estate	8,228	8,277	593	8,351	8,706	979
Residential real estate	1,189	1,189	179	1,547	1,560	235
Home equity	101	101	2	101	101	2
Installment	0	0	0	0	0	0
Total	10,587	10,638	1,324	10,992	11,545	1,573

Total
Commercial and industrial	13,203	13,784	550	17,411	18,576	357
Lease financing	195	195	0	122	122	0
Construction real estate	0	0	0	0	0	0
Commercial real estate	20,460	22,909	593	24,652	29,185	979
Residential real estate	9,601	10,837	179	8,994	10,367	235
Home equity	4,074	5,602	2	5,441	7,540	2
Installment	437	603	0	253	276	0
Total	$47,970	$53,930	$1,324	$56,873	$66,066	$1,573

	Years ended December 31,
	2016		2015		2014
(Dollars in thousands)	Average balance	Interest income recognized	Average balance	Interest income recognized	Average balance	Interest income recognized
Loans with no related allowance recorded
Commercial and industrial	$13,619	$309	$10,468	$258	$7,146	$146
Lease financing	150	3	24	0	0	0
Construction real estate	0	0	150	0	223	0
Commercial real estate	14,252	357	19,363	344	15,653	285
Residential real estate	7,752	199	8,143	184	9,485	182
Home equity	4,830	86	5,648	82	5,658	85
Installment	366	7	380	7	513	8
Total	40,969	961	44,176	875	38,678	706

Loans with an allowance recorded
Commercial and industrial	1,098	37	1,409	26	4,234	57
Lease financing	214	8	0	0	0	0
Construction real estate	0	0	0	0	0	0
Commercial real estate	7,792	211	12,928	213	11,471	187
Residential real estate	1,374	30	1,696	40	2,088	40
Home equity	101	4	101	3	101	3
Installment	0	0	0	0	0	0
Total	10,579	290	16,134	282	17,894	287

Total
Commercial and industrial	14,717	346	11,877	284	11,380	203
Lease financing	364	11	24	0	0	0
Construction real estate	0	0	150	0	223	0
Commercial real estate	22,044	568	32,291	557	27,124	472
Residential real estate	9,126	229	9,839	224	11,573	222
Home equity	4,931	90	5,749	85	5,759	88
Installment	366	7	380	7	513	8
Total	$51,548	$1,251	$60,310	$1,157	$56,572	$993

OREO. OREO is comprised of properties acquired by the Company primarily through the loan foreclosure or repossession process, or other resolution activities that result in partial or total satisfaction of problem loans.

Changes in OREO were as follows:

	Years ended December 31,
(Dollars in thousands)	2016	2015	2014
Balance at beginning of year	$13,254	$22,674	$46,926
Additions
Commercial	1,850	5,187	8,208
Residential	1,022	3,211	2,329
Total additions	2,872	8,398	10,537
Disposals
Commercial	(6,993)	(12,722)	(28,933)
Residential	(2,363)	(3,095)	(1,637)
Total disposals	(9,356)	(15,817)	(30,570)
Valuation adjustments
Commercial	(345)	(1,617)	(3,765)
Residential	(141)	(384)	(454)
Total valuation adjustments	(486)	(2,001)	(4,219)
Balance at end of year	$6,284	$13,254	$22,674

The preceding table includes OREO subject to loss sharing agreements of $0.4 million, $1.4 million and $0.3 million at December 31, 2016, 2015 and 2014, respectively.

FDIC indemnification asset. Changes in the balance of the FDIC indemnification asset and the related impact to the Consolidated Statements of Income are presented in the table that follows:

(Dollars in thousands)	Years ended December 31,
	2016	2015	2014	Affected Line Item in the Consolidated Statements of Income
Balance at beginning of year	$17,630	$22,666	$45,091
Adjustments not reflected in income
Net FDIC claims (received) / paid	459	2,423	(6,785)
Adjustments reflected in income
Amortization	(4,509)	(4,740)	(5,531)	Interest income, other earning assets
FDIC loss sharing income	(1,563)	(2,487)	365	Noninterest income, FDIC loss sharing income
Offset to accelerated discount	0	(232)	(10,474)	Noninterest income, accelerated discount on covered loans
Balance at end of year	$12,017	$17,630	$22,666

The accounting for FDIC indemnification assets is closely related to the accounting for the underlying, indemnified assets as well as on-going assessment of the collectibility of the indemnification assets. The primary activities impacting the FDIC indemnification asset are FDIC claims, amortization, FDIC loss sharing income and accelerated discount.

FDIC claims - First Financial files quarterly certifications with the FDIC and submits claims for losses, valuation adjustments and collection expenses incurred, less recoveries of any previous amounts claimed that are reimbursable back to the FDIC, as allowed under the loss sharing agreements. Cash reimbursements are generally received within 30 days of filing and are recorded as a credit to the indemnification asset balance, thus reducing its carrying value.

Amortization - As the yield on covered loans increased over time as a result of improvement in the expected cash flows on covered loans, the yield on the indemnification asset declined. The yield on the indemnification asset became negative in the first quarter of 2011 at which time the indemnification asset began to decline through monthly amortization at the negative yield.

FDIC loss sharing income - FDIC loss sharing income represents the proportionate share of credit costs on covered assets that First Financial expects to receive from the FDIC. Credit costs on covered assets include provision expense on covered loans, losses on covered OREO and other covered collection and asset resolution costs recorded as loss sharing expense under noninterest expenses in the Consolidated Statements of Income.

Offset to accelerated discount - Accelerated discounts on covered loans occur when covered loans prepay and represent the accelerated recognition of the remaining discount that would have been recognized over the life of the loan had the loan not prepaid. In conjunction with the recognition of accelerated discount, First Financial also recognizes a related offset through noninterest income and reduction to the indemnification asset for a portion of the discount representing expected credit loss included in the discount recorded at acquisition.

First Financial’s periodic collectibility assessment includes evaluation of these primary sources of indemnification asset recovery, the resulting projected balances and collectibility / recovery of the indemnification asset upon expiration of the non-single family loss protection in the third quarter of 2014 and expiration of the single-family, residential loss protection in the third quarter 2019.